100 NE Adams Street
Peoria, Illinois 61629

March 26, 2004

Dear Stockholder:

According to our latest records, we have not yet received your proxy for the important Annual Meeting of Stockholders of Caterpillar Inc., to be held on April 14, 2004. Your Board of Directors has unanimously recommended that stockholders vote FOR Proposals 1, 2 and 3, and AGAINST Proposals 4, 5 and 6, as detailed in the proxy statement previously provided to you.

Please help your company avoid the expense of further solicitation -- vote your proxy TODAY by telephone, via the Internet, or by signing and returning the enclosed proxy card.

(Please note your vote and this reminder may have crossed in the mail. If so, we encourage you to vote again to ensure representation at the meeting. Your vote will only be counted once.)

Thank you for your cooperation.

Very truly yours,

James B. Buda
Vice President, General Counsel and Secretary

PROXY AND VOTING INSTRUCTION

ANNUAL MEETING OF STOCKHOLDERS—APRIL 14, 2004

This proxy is solicited on behalf of the Board of Directors

        At the Annual Meeting of Stockholders of the Company on April 14, 2004, or at any adjournments thereof, the undersigned hereby (i) appoints S.X. MCKESSY and J.J. FUNK and each of them, proxies with power of substitution to vote the common stock of the undersigned and/or (ii) directs THE NORTHERN TRUST COMPANY or CIBC MELLON TRUST COMPANY, as Trustee, to appoint S.X. MCKESSY and J.J. FUNK, and each of them proxies with power of substitution to vote all shares of the Company's stock credited to the accounts of the undersigned under the Caterpillar Inc. Investment Trust at the close of business on February 17, 2004, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting.

        You are encouraged to specify your choices by marking the appropriate boxes. However, if you wish to vote in accordance with the Board of Directors' recommendations, simply sign and return this card. THIS CARD ALSO CONSTITUTES VOTING INSTRUCTIONS FOR ANY SHARES HELD BY THE UNDERSIGNED IN ANY COMPANY EMPLOYEE INVESTMENT PLANS.

SEE REVERSE SIDE
^ TO VOTE BY MAIL, PLEASE DETACH HERE ^

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive next year's annual report and proxy materials via the Internet. To sign up for this optional service, visit https://www.proxyvotenow.com/cat. Please note you must type an "s" after http.

Please mark your
☒	vote as in this
example

This Proxy, when properly executed will be voted in the manner you have directed. If no direction is given, this signed Proxy will be voted in accordance with the Board of Directors' recommendations.

Directors recommend a vote "FOR"

1.	Election of Directors
	FOR		WITHHOLD
	☐		☐
Nominees: 01. John T. Dillon 02. Juan Gallardo 03. William A. Osborn 04. Gordon R. Parker 05. Edward B. Rust, Jr.
For, except vote withheld from the following nominee(s):

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Amend Option Plan

3. Ratify Auditors

Directors recommend a vote "AGAINST"

FOR	AGAINST	ABSTAIN
☐	☐	☐
4. Stockholder Proposal—Rights Plan
5. Stockholder Proposal—Sale of Equipment to Israel
6. Stockholder Proposal—HIV/AIDS

SIGNATURE(S)	DATE

NOTE: Please sign exactly as name appears hereon. If more than one owner, each must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^ TO VOTE BY MAIL, PLEASE DETACH HERE ^

Your vote is important.

Please take a moment now to vote your shares of Caterpillar Inc.
common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.    Vote by Telephone - Please call toll-free at 1-888-216-1363 on a touch-tone telephone and follow the simple recorded instructions. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. Your vote will be confirmed and cast as you directed. (Telephone voting is available for residents of the U.S. and Canada only.)

OR

2.    Vote by Internet - Please access https://www.proxyvotenow.com/cat, and follow the simple instructions on the screen. Please note you must type an "s" after http.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies in the same manner as if you had executed a proxy card.

OR

3.    Vote by Mail - If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided to: Caterpillar Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.